Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 002-92665
                                                                       002-93068
                                                                       033-78264


                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST
                                (the "Companies")

                          Supplement dated May 18, 2004
            to the Prospectuses of the Companies dated July 29, 2003


        Legal Proceedings
        -----------------

        U.S. Trust Company, N.A., United States Trust Company of New York, the Companies' investment advisers (the "Adviser") and the Companies have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Adviser has also been contacted, through its parent, by the U.S. Attorney's Office in San Francisco and the Attorney General of the State of West Virginia (the "WVAG") with inquiries regarding the same subject matter. The Adviser and the Companies have been providing full cooperation with respect to these investigations, and continue to review the facts and circumstances relevant to the investigations.

        Four class actions suits have been filed against the Companies and the
Adviser: James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that during the Class Period, the Adviser, the Companies and others allowed certain parties and others to engage in illegal and improper trading practices, which caused financial injury to the shareholders of the Companies. Each demands unspecified monetary damages. The Wilson complaint also demands a rescission of the contract with the advisers.

        A fifth class action complaint, styled Mike Sayegh v. Janus Capital Corp. et al., was filed in Los Angeles Superior Court on or about October 22, 2003. On or about December 3, 2003, the Companies were served with a copy of the complaint in Sayegh on the basis that they were one of the several Doe Defendants named in the complaint. The complaint alleges violations of the California Business and Professions Code, arising from improper trading activities, and seeks injunctive, declaratory, and other equitable relief in addition to unspecified monetary damages. The extent to which and capacity in which the Funds may have had any role in the allegations contained therein is currently unclear.

        In addition, a derivative action, styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, which is purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, alleges violations of Section 36 of the Investment Company Act, 15 U.S.C. Section 80a-35(b) and the common law breach of fiduciary duty by Schwab, the Adviser and certain directors of the Companies. This action has not yet been served on the Companies or their directors.

        The Adviser and the Companies are evaluating the claims in these complaints and intend to vigorously defend against them. The Adviser anticipates consolidation of these suits is possible. On February 20, 2004, the Judicial Panel on Multi-District Litigation issued an order transferring 96 actions involving allegations of mutual fund late trading and market timing to the United States District Court for the District of Maryland, for coordinated or consolidated pretrial proceedings ("MDL 1586"). On March 3, 2004, however, the Panel issued a Conditional Transfer Order which transferred additional "tag along cases" to MDL 1586, including the Sayegh, Page and Wilson actions. The Adviser expects that most or all of the civil actions regarding alleged late trading and/or market timing, which are pending in federal courts, will ultimately be transferred to MDL 1586.

        Based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and that the pending Investigations and private lawsuits are not likely to materially affect its ability to provide investment management services to the Companies.